CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                                                   EXHIBIT 10.12

                                LICENSE AGREEMENT

      THIS LICENSE AGREEMENT (the "Agreement") is made and entered into as of March 22, 2002 (the "EFFECTIVE DATE") by and between POWDERJECT RESEARCH LTD., a U.K. corporation ("PRL"), and ALGORX PHARMACEUTICALS, INC., a Delaware corporation ("ALGORX"). PRL and AlgoRx are sometimes referred to herein individually as a "PARTY", and collectively as the "PARTIES".

                                    RECITALS

      WHEREAS, pursuant to an Acquisition Agreement dated March 15, 2002, AlgoRx is acquiring the powder injection drug delivery business of the PowderJect
Group (as defined below);

      WHEREAS, companies in the PowderJect Group own and/or control certain patents, patent applications, and other intellectual property rights relating to needleless powder injection, including without limitation the delivery of products into the skin; and

      WHEREAS, as part of the closing of such acquisition of the powder injection drug delivery business of the PowderJect Group, AlgoRx desires to obtain the exclusive, worldwide license to use and practice such intellectual property rights and improvements thereof for use in discovering, developing, manufacturing, and commercializing certain drug products, and PRL is obligated to grant to AlgoRx such license rights on the terms set forth in this Agreement and has sufficient rights to all such intellectual property rights and improvements to grant such licenses hereunder;

      NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, the Parties hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 "AFFILIATE" means, with respect to AlgoRx or any of the companies within the PowderJect Group, any corporation or other business entity controlling, controlled by or under common control with AlgoRx or any of the companies within the PowderJect Group, respectively. The term "controlling" (with correlative meanings for the terms "controlled by" and "under common control with") as used in this definition means either (a) possession of the direct or indirect ownership of more than fifty percent (50%) of the voting or income interest of the applicable corporation or other business entity, or (b) the ability, by contract or otherwise, to control the management of the applicable corporation or other business entity.

      1.2 "ALGORX IMPROVEMENT" means any and all improvements or modifications to, or derivative works of, the PowderJect Technology or PowderJect Improvements that have application within the PowderJect Group's Field or the Oral Delivery Field that are made after the Effective Date, but no later than five (5) years after the Effective Date, by or on behalf of

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AlgoRx or any of its Affiliates (and including any and all intellectual property rights that claim, cover, comprise or are appurtenant to such improvements, modifications or derivative works).

      1.3 "ALGORX NAMED PRODUCT" means a Selectable Product for which AlgoRx has exclusive license rights in the Licensed Field pursuant to Section 2.3(a).

      1.4 "ALGORX ORAL PRODUCT" means (a) any Pain Drug for use in the Oral Delivery Field, or (b) any other Therapeutic Product for which AlgoRx has exclusive rights in the Oral Delivery Field pursuant to Section 2.4(a).

      1.5 "ANTIGEN-SPECIFIC IMMUNE PRODUCT" means any vaccine or other agent that is designed to induce, modulate or suppress an antigen-specific immune response.

      1.6 "COMMERCIAL LAUNCH" means the first commercial manufacture or sale of a particular product to a Third Party in the applicable country.

      1.7 "CONTROLLED" means, with respect to any material, Information or intellectual property right, possession by a Party of the ability to grant to the other Party access, a license, or a sublicense to such material, Information or intellectual property right as provided for or as contemplated in this Agreement without violating an agreement with a Third Party as of the time the Party would be first required under this Agreement to grant the other Party such access, license or sublicense. For the purposes of this Section 1.6, references to a Party include all Affiliates of the Party.

      1.8 "COST OF GOODS" means, with respect to a particular Therapeutic Product, the sum of (a) the standard unit cost of such product in final form, determined in accordance with generally accepted accounting principles applied consistently throughout AlgoRx, and (b) royalties paid by AlgoRx to a Third Party with respect to the sale of an individual unit of such product in consideration for the grant of a license or other similar right to AlgoRx under any patent or other intellectual property right owned or controlled by such Third Party necessary for AlgoRx to exercise its rights under the license granted to it under Section 2.1.

      1.9 "CYTOKINE DRUG" means a protein or peptide that, through binding to cell surface receptors, regulates myelopoietic cell activation, growth and/or differentiation.

      1.10 "FDA" shall mean the United States Food and Drug Administration, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States.

      1.11 "GROSS MARGIN" means, with respect or to a particular Licensed Product, the amount equal to (a) the Net Sales of such product, minus (b) the Cost of Goods for the units of such product, the sale of which was recorded in the Net Sales in (a) above.

      1.12 "IMMUNE PRODUCT" means a compound or composition that acts by modulating inhibiting, or stimulating, in a general manner, immune responses, but excluding all Cytokine Drugs. For clarity, the term "Immune Product" does not include any Antigen-Specific Immune Products.

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      1.13 "IND" means an Investigational New Drug Application filed with the
FDA for approval to commence human clinical trials of a pharmaceutical agent, or its foreign equivalent, including all exhibits, appendices, and amendments thereto.

      1.14 "INFORMATION" means any data, results, information, know-how, trade secrets, techniques, methods, processes, inventions, developments, materials, clinical test data or compositions of matter of any type or kind.

      1.15 "LICENSED FIELD" means any activity related to and including the delivery of a Therapeutic Product to extracellular space within any human or animal tissue. For clarity, an activity that meets the above definition shall be in the Licensed Field even if either (1) there is some unintended delivery of the powdered Therapeutic Product to the intracellular area, provided that the powdered Therapeutic Product is itself both directed and intended to be delivered solely to the extracellular space, or (2) after delivery of the powdered Therapeutic Product to the extracellular space, the solvated form of the Therapeutic Product diffuses or is transported into cells. The Licensed Field shall not include any activity related to the following: (a) diagnostics;
(b) the delivery of any nucleic acid molecule unless it is a Nucleic Acid Molecule; (c) the Oral Delivery Field; or (d) the delivery of any Antigen-Specific Immune Product.

      1.16 "LICENSED PRODUCT" means a product that is (a) a powder injection drug delivery system based on the PowderJect Technology for delivery of a Therapeutic Product, or (b) a Therapeutic Product to be delivered by such a powder injection system, or (c) a kit containing such powder injection system combined with Therapeutic Product(s) to be delivered by such system.

      1.17 "LIDOCAINE TRANSDERMAL" means a Licensed Product containing, as its sole active ingredient, a powder form of lidocaine in the form of its free base, or acid addition salt forms thereof, including lidocaine hydrochloride, optionally in the form of a hydrate or solvate, wherein such drug is delivered transdermally (i.e., outside of the oral cavity), and including also any Licensed Product intended to deliver transdermally the foregoing lidocaine product.

      1.18 "MARKETING EXPENSES" means, with respect to a particular Licensed Product, those expenses incurred by AlgoRx in connection with marketing such Licensed Product in any country where AlgoRx is then obligated to pay royalties based on sale of such Licensed Product by AlgoRx and shall consist of:

            (a) expenses incurred with respect to the advertising and promotion of such product, and related professional education, through any means, including, without limitation:

                  (i) advertisements appearing in journals, newspapers, magazines or other media, including direct mail and electronic media,

                  (ii)  seminars and conventions,

                  (iii) sample packages of such product, promotional literature, visual aids, three dimensional promotional items, and other selling materials,

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                  (iv)  market research, and

                  (v) symposia and opinion leader development activities; provided, however, that such term shall exclude direct sales force activity;

            (b) expenses specifically identifiable to the sales and/or promotion of such Therapeutic Product and to the operation and maintenance of the sales personnel to the extent they are involved with such selling and/or promoting of such product in such country, such as allocable portions of salaries and other compensation, costs associated with training, sales meetings, call reporting and other sales personnel monitoring/tracking costs.

      1.19 "NAMED PRODUCT" means an AlgoRx Named Product or a PowderJect Named Product, as applicable.

      1.20 "NET MARGIN" means, with respect to a particular Therapeutic Product, the amount equal to (a) the Gross Margin for such product, minus (b) the Marketing Expenses for such product.

      1.21 "NET SUBLICENSE CONSIDERATION" means amounts (but excluding all Net Sublicensee Sales Revenue) that are received by AlgoRx or its Affiliate from a sublicensee of a Licensed Product in consideration for the grant of the sublicense under the license rights granted to AlgoRx in Section 2.1, such as upfront license fees, milestone payments, and other amounts received by AlgoRx or its Affiliates in consideration for the grant of such sublicense regarding such Licensed Product, less deduction of the following costs and expenses relating to the applicable Licensed Product, which AlgoRx may deduct from any such amounts received:

            (a) the fully-burdened costs and expenses (including employee salaries and benefits) for all research and development activities conducted by or on behalf of AlgoRx or its Affiliate on such Licensed Product prior to the licensing thereof to such sublicensee; and

            (b) actual amounts paid by AlgoRx or its Affiliate to a Third Party licensee in consideration for the grant of a license or other similar right to AlgoRx or its Affiliate under any patent or other intellectual property right owned or controlled by such Third Party necessary for AlgoRx to exercise its rights under the license granted to it under Section 2.1 with respect to such Licensed Product, which rights are sublicensed to such Third Party sublicensee along with the rights to such Licensed Product (but excluding any such amounts that are included in Cost of Goods as to such Licensed Product and deducted in calculating Net Sublicensee Sales Revenues with respect to sales of such Licensed Product by such sublicensee).

      The term "Net Sublicense Consideration" shall not include any consideration or other amounts received for: (i) the fair market value of equity, (ii) reimbursement of AlgoRx's or its Affiliates' fully-burdened costs of manufacturing materials supplied by AlgoRx or its Affiliates to sublicensees,
(iii) loans, (iv) reimbursement of patent expenses, or (v) reimbursements or advances for ongoing research and development costs (for clarity, such amounts shall not be deducted under subsection (a) above).

      1.22 "NET SUBLICENSEE SALES REVENUES" means, with respect to a Licensed Product that is sublicensed to a Third Party sublicensee by AlgoRx or its Affiliate, the amount equal to:

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(a) royalties paid to AlgoRx or its Affiliate by such sublicensee based on such sublicensee's sales of such Licensed Product, plus (b) transfer price amounts paid to AlgoRx or its Affiliate by such sublicensee for transfer to such sublicensee of such Licensed Product if manufactured by or on behalf of AlgoRx or its Affiliate and supplied to such sublicensee, less (c) the Cost of Goods of such Licensed Product applicable to such sales and/or transfer and supply.

      1.23 "NET SALES" means the amount received by AlgoRx or its Affiliate for sales of a Licensed Product to a Third Party purchaser, less the following, to the extent actually allowed or incurred with respect to such sales: (a) discounts, including cash and quantity discounts, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments (or their respective agencies, purchasers and reimbursers) or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups; (b) credits or allowances actually granted upon rejections or returns of Licensed Products, including for recalls or damaged goods; (c) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Licensed Products, to the extent billed; and (d) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of Licensed Products, including without limitation value-added taxes, or other governmental charges otherwise measured by the billing amount, when included in billing, as adjusted for rebates and refunds, and specifically excluding taxes based on net income of the seller, and all of the foregoing to the extent calculated in accordance with generally accepted accounting principles consistently applied throughout AlgoRx's organization.

      1.24 "NUCLEIC ACID MOLECULE" means (a) monomeric nucleotide bases or base analogues, or (b) non-expressed (i.e., not transcribed or translated) eukaryotic polynucleotides that act by binding complementary host nucleic acids, proteins or small molecule compounds. For clarity, the licensed monomeric nucleotide bases or base analogues, and the non-expressed eukaryotic polynucleotides are not antigenic in the intended host and do not provide an adjuvant effect in the intended host.

      1.25 "ORAL DELIVERY FIELD" means any activity relating to and including the delivery of a Therapeutic Product to the extracellular space within the oral cavity of any human or animal tissue in connection with a dental procedure, where it is intended that such agent acts locally.

      1.26 "ORAL DELIVERY PRODUCT" means a Licensed Product that is intended to be used in the Oral Delivery Field, including without limitation an AlgoRx Oral Product or a PowderJect Oral Product.

      1.27 "****** AGREEMENTS" means (a) the Assignment of Technology Agreement by and between the ************************************************************
******************, as amended, and (b) the Framework Agreement by and between ******************************************, as amended.

      1.28 "PAIN DRUG" means a drug that is administered for the purpose of treating any unpleasant or noxious bodily sensation induced by actual physiological damage to tissue, or to the repair process within the tissue or its neural connections within the peripheral or central nervous system, whether repair is normal or is associated with altered neural interconnections or

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disease conditions. For clarity, the term 'Pain Drugs" shall include drugs that interfere with pain transmission in inflammatory conditions and that act by directly blocking a receptor on a nociceptive neuron, or by blocking signal transduction (e.g., ion channel, cyclic nucleotide, prostaglandin inhibitor, protein kinase, or transcription factor inhibitor) within a nociceptive neuron, or by blocking neuronal sensitization by products derived from cells endogenous to the inflammatory site (adipocytes, fibroblasts, smooth muscle cells, endothelial cells, epithelium cells, mast cells) or cells attracted to the site by the inflammatory stimulus (macrophages, monocytes, neutrophils, eosinophils, basophils, platelets), or inflammatory products (arachidonic acid metabolites, ions, acute phase peptides and proteins) that activate cells endogenous to the inflammatory site, and/or the nociceptive neurons and/or cells attracted to the inflammatory stimulus. For the purposes of this definition, Pain Drugs also include drugs that reduce any unpleasant or noxious pain sensation by way of reducing inflammation in all acute phenomena as well as acute inflammatory episodes of chronic diseases, including, but not limited to, rheumatoid arthritis, inflammatory bowel disease, and Crohn's disease, but does not include drugs that modify the clinical progression of those chronic diseases. Specifically excluded from Pain Drugs is any Antigen-Specific Immune Product.

      1.29 "POWDERJECT GROUP" means PowderJect Pharmaceuticals plc, a U.K. corporation ("PowderJect Pharmaceuticals"), PRL, and PowderJect Technologies Ltd., a U.K. corporation and a wholly owned subsidiary of PRL ("PowderJect Technologies"), or any one of such companies.

      1.30 "POWDERJECT GROUP'S FIELD" means any activity related to and including the delivery of any molecule or composition for diagnostics or for the prevention, treatment, healing, cure, modification or mitigation of any disease, allergy, condition or addiction wholly or partially through, or by inhibition, stimulation or modification of, an immune response. For clarity, the PowderJect Group's Field includes, without limitation, the use of any molecule or composition for the purpose of immunization (passive and/or active), vaccination (whether therapeutic or prophylactic) or inoculation of any vertebrate subject; the administration of any immunopharmaceutical to any vertebrate; the practice of any immunotherapy on any vertebrate (including, inter alia, the prevention, treatment, healing, cure, modification or mitigation of any disease, allergy, condition or addiction using agents that act wholly or partially through, or by inhibition, stimulation or modification of an immune response); any activity related to breaking, modifying, mitigating or establishing immunological tolerance in any vertebrate; any activity related to breaking, modifying, mitigating or establishing a state or condition of immunosuppression in any vertebrate; and any activity related to the prevention, treatment, healing, cure, modification or mitigation of inflammation or the inflammatory response in any vertebrate. For clarity, the Licensed Field, other than the delivery of Selectable Products, is excluded from the PowderJect Group's Field,

      1.31 "POWDERJECT IMPROVEMENT" means any and all improvements or modifications to, or derivative works of, the PowderJect Technology or AlgoRx Improvements that have application within the Licensed Field or the Oral Delivery Field that are made after the Effective Date, but no later than five
(5) years after the Effective Date, by or on behalf of any of the companies within the PowderJect Group or any Affiliates of any of such companies (and including any and all intellectual property rights that claim, cover, comprise or are appurtenant to such improvements, modifications or derivative works).

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      1.32 "POWDERJECT NAMED PRODUCT" means an Selectable Product for which PRL has obtained exclusive rights pursuant to Section 2.3(b).

      1.33 "POWDERJECT ORAL PRODUCT" means a Therapeutic Product (excluding Pain Drugs) for which PRL has obtained exclusive rights pursuant to Section 2.4(b).

     1.34 "POWDERJECT TECHNOLOGY" means (a) all patents and patent applications, both foreign and domestic, that were assigned to any of the companies within the PowderJect Group by ***** pursuant to the ***** *****; (b) all patents and patent applications (other than those listed in clause (a)), both foreign and domestic, that are Controlled by any of the companies within the PowderJect Group or any Affiliate of any of such companies as of the Effective Date that are directed to particle injection technologies (including devices, materials, and methods) and that are necessary or useful in order to exploit the Licensed Field or the Oral Delivery Field; (c) any and all continuations, continuations-in-part, divisions, renewals, substitutes, provisionals, converted provisionals, term restorations, extensions, supplementary protection certificates, and foreign equivalents with respect to any of the patents and patent applications in clauses (a) and (b) above; (d) all tangible or intangible know-how, trade secrets, inventions (whether or not patentable), data and other information Controlled by any of the companies within the PowderJect Group or any Affiliate of any of such companies as of the Effective Date of this Agreement that are directed to particle injection technologies and that are necessary or useful in order to exploit the Licensed Field or the Oral Delivery Field; and (e) all trademarks, service marks or other rights Controlled by any of the companies within the PowderJect Group or any Affiliate of any of such companies as of the Effective Date with respect to the use of the brand POWDERJECT as a product label (but not a corporate name) in connection with particle injection technologies, including use of the POWDERJECT and ORALJECT trademarks (collectively, the "Marks"). "PowderJect Technology" includes, without limitation, the intellectual property rights and Information listed on Exhibit A.

      1.35 "REGULATORY APPROVAL" means (a) in the United States, approval by the FDA of a New Drug Application or other applicable filing or application and satisfaction of any related applicable FDA registration and notification requirements (if any) as necessary for marketing and/or selling a Licensed Product; or (b) in any country other than the United States, approval by regulatory authorities having jurisdiction over such country of a single application or set of applications comparable to a New Drug Application or other applicable filing or application and satisfaction of any related applicable regulatory and notification requirements, if any, together with any other approval necessary to market and/or sell a Licensed Product commercially in such country.

      1.36 "SELECTABLE PRODUCT" means (a) an Immune Product that is a Therapeutic Product, or (b) solely to the extent provided in Section 2.9(b) if AlgoRx does not meet the diligence requirements thereof, and only for the period thereafter, a Therapeutic Product that is a Cytokine Drug.

      1.37 "THERAPEUTIC PRODUCT" means the powdered form of any of the following: an anesthetic, analgesic, other Pain Drug, Nucleic Acid Molecule, Cytokine Drug, Immune Product, or any other drug used for the purpose of preventing, treating, healing, curing and/or mitigating disease, and including any formulation of any of the foregoing, but excluding all PowderJect

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Named Products, all Antigen-Specific Immune Products and any nucleic acid molecule other than a Nucleic Acid Molecule. For clarity, the term "Therapeutic Product" shall include (without limitation) drugs that (a) are therapeutic proteins or peptides (such as peptide/protein ligands to any signal-transducing receptor, cellular receptors; protein or peptide ligands that interact with intracellular enzymes, transcription factors or structural elements, and peptide or protein substrates, activators, or inhibitors to any extracellular enzyme); or (b) are therapeutic antibodies (i.e., antibodies that are act solely by binding to a natural ligand or to a natural receptor or binding site for a ligand, in order to mimic or block the activity of such ligand, and excluding, for clarity, any antibodies that are intended to block, alter, modulate or stimulate an antigen-specific immune response in the patient).

      1.38 "THIRD PARTY" means any entity or individual other than the Parties and the Affiliates of any of the Parties.

      1.39 "VALID CLAIM" means a claim of (a) an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental or international agency of competent jurisdiction, unappealable or unappealed within the tune allowed for appeal, and which has not been admitted invalid, disclaimed or otherwise abandoned, or (b) a pending patent application, which claim has not been abandoned or disclaimed and still is being prosecuted in good faith by the owner of the application.

                                    ARTICLE 2

                           LICENSES AND RELATED RIGHTS

      2.1 LICENSES TO ALGORX.

            (a) LICENSED PRODUCTS IN LICENSED FIELD. Subject to the terms of this Agreement, PRL hereby grants to AlgoRx a royalty-bearing, worldwide license (with full rights to sublicense through multiple tiers) under the PowderJect Technology and PowderJect Improvements to research, develop, make, have made, use, import, sell, offer for sale, market and promote Licensed Products solely within the Licensed Field.

            (b) EXCLUSIVITY OF LICENSE. The license rights granted to AlgoRx in
Section 2.1 (a) above shall be sole and exclusive (even as to all companies of the PowderJect Group) within the Licensed Field for all Licensed Products other than those Licensed Products that are Selectable Products and are not AlgoRx Named Products. For all Selectable Products that are not AlgoRx Named Products or PowderJect Named Products, the license rights granted to AlgoRx in Section
2.1 (a) above shall be co-exclusive, which for purposes of such rights means that both AlgoRx and PRL may exercise such rights, and may sublicense such rights to Third Parties only as to particular Selectable Products on a product-by-product basis (provided that either Party may sublicense such rights to its Affiliate for multiple products).

            (c) LICENSED PRODUCTS IN ORAL DELIVERY FIELD. Subject to the terms of this Agreement, PRL hereby grants to AlgoRx a royalty-bearing, worldwide license (with full rights to sublicense through multiple tiers) under the PowderJect Technology and PowderJect Improvements to research, develop, make, have made, use, import, sell, offer for sale, market and promote Licensed Products solely within the Oral Delivery Field, but excluding from the foregoing license all PowderJect Oral Products.

            (d) EXCLUSIVITY OF LICENSE. The license rights granted to AlgoRx in
Section 2.1(c) above shall be sole and exclusive (even as to all companies of the PowderJect Group) within the Oral Delivery Field for all AlgoRx Oral Products. For all other Therapeutic Products (excluding PowderJect Oral Products), the license rights granted to AlgoRx in Section 2.1(c) above shall be co-exclusive, which for purposes of such rights means that both AlgoRx and PRL may exercise such rights within the Oral Delivery Field, and may sublicense such rights to Third Parties only as to particular products on a product-by-product basis (provided that either Party may sublicense such rights to its Affiliate for multiple products).

            (e) RESTRICTIONS ON LICENSES. AlgoRx agrees that, if AlgoRx incorporates a Cytokine Drug into a Licensed Product, such Licensed Product (i.e., containing such Cytokine Drug) itself shall be used by AlgoRx (or its sublicensee) to treat disease and shall not be used in connection or combination with an Antigen-Specific Immune Product (which rights are retained by PRL). For clarity, any such Licensed Product containing a Cytokine Drug shall not be used by AlgoRx (or its sublicensee): (a) as a vaccine or a vaccine adjuvant; (b) in connection or combination with a vaccine product or regimen; or (c) in any activity related to a therapy or regimen that includes the administration of a vaccine or vaccine adjuvant product; which rights are retained by PRL

      2.2 LICENSE TO POWDERJECT. Subject to the terms of this Agreement, AlgoRx hereby grants to PRL the royalty-free (except as otherwise provided below), worldwide license (with full rights to sublicense through multiple tiers) under the AlgoRx Improvements to research, develop, make, have made, use, import, sell, offer for sale, market and promote any products solely within the PowderJect Group's Field or the Oral Delivery Field, but excluding any rights to AlgoRx Named Products and AlgoRx Oral Products. The foregoing license shall be:
(i) co-exclusive (as described in Sections 2.1 (b) and 2.1(d), as applicable) in the Licensed Field with respect to Selectable Products that are not AlgoRx Named Products or PowderJect Named Products and with respect to all Therapeutic Products in the Oral Delivery Field other than AlgoRx Oral Products and PowderJect Oral Products; and (ii) sole and exclusive (even as to AlgoRx and its Affiliates) with respect to PowderJect Named Products solely in the PowderJect Group's Field, with respect to PowderJect Oral Products solely in the Oral Delivery Field, and with respect to all products other than those described in
(i) above within PowderJect Group's Field other than products in the Oral Delivery Field. For clarity, the foregoing license does not grant any rights with respect to Therapeutic Products in the Licensed Field other than for Selectable Products that are not AlgoRx Named Products. If a particular AlgoRx Improvement bears a royalty (or similar payment) obligation by AlgoRx to a Third Party for its exercise, then AlgoRx shall disclose to PRL the amount of such payment obligation (as to any such exercise by PRL or its Affiliate), and PRL shall pay AlgoRx the amount of any such payment that AlgoRx must make based on PRL's or its Affiliate's practice of such AlgoRx Improvement; provided further that for any such AlgoRx Improvement that bears such a Third Party obligation, the amount of such obligation shall not distinguish between exercise by AlgoRx or by its licensees.

      2.3 NAMED PRODUCTS.

            (a) ALGORX NAMED PRODUCTS. AlgoRx may request designation of any Selectable Product (which is not at that time a PowderJect Named Product) as an "ALGORX NAMED PRODUCT" by submitting a written request to PRL, identifying the specific moiety and the specific intended application, provided that AlgoRx or its Affiliate (a) has commenced research of such product for use in the Licensed Field, or (b) has a firm plan (including an established budget) for commencing a research and development program to develop such product within six (6) months, or (c) is engaged in active negotiations with a Third Party regarding granting such Third Party a license to such product for use in the Licensed Field. Unless PRL has already designated such product as a PowderJect Named Product in accordance with Section 2.3(b), such product shall be automatically designated an AlgoRx Named Product on the date that is thirty (30) days after the date of such request, and AlgoRx shall pay PRL a license fee of **** and shall thereafter have exclusive rights to develop and commercialize such product in the Licensed Field under the license granted to it in Section 2.1(a), subject to the diligence obligations under Section 2.3(c). Further, if a particular Selectable Product, that AlgoRx wishes to designate as an AlgoRx Named Product as provided above, is a member of a closely-related class of compounds with similar biological or pharmacological activity, AlgoRx may, at the time AlgoRx makes the written request as above, also submit a request for designation of such whole class of Selectable Products as AlgoRx Named Products (but excluding any such Selectable Products that were previously designated as PowderJect Named Products in accordance with Section 2.3(b)), which request shall specify the particular Selectable Products that are part of such class and subject to such request and the reasons supporting such designation. In such case, PRL may not submit any request under Section 2.3(b) covering any of the Selectable Products that are subject of such request, for a period of 120 days thereafter. Promptly after any such request, the Parties shall meet and shall discuss reasonably and in good faith to arrive at an agreement on the scope of the class of such Selectable Products that shall be deemed to be AlgoRx Named Products, with the intention that such group of AlgoRx Named Products shall be limited to the class that truly is closely related such that it is economically reasonable that a party would only develop, for use in the Licensed Field, one member of such class as a Licensed Product. Upon such agreement, such agreed class of Selectable Products shall be AlgoRx Named Products, and AlgoRx shall make one **** license fee payment for the whole class.

            (b) POWDERJECT NAMED PRODUCTS. PRL may request designation of a particular Selectable Product (which is not at that time an AlgoRx Named Product) as a "POWDERJECT NAMED PRODUCT" by submitting a written request to AlgoRx, identifying the specific moiety and the specific intended application, provided that PRL or its Affiliate (a) has commenced research of such product for use in the PowderJect Group's Field, or (b) has a firm plan (including an established budget) for commencing a research and development program to develop such product within six (6) months, or (c) is engaged in active negotiations with a Third Party regarding granting such Third Party a license to such product for use in the PowderJect Group's Field. Unless AlgoRx has already designated such product as an AlgoRx Named Product in accordance with Section 2.3(a), such product shall be automatically designated a PowderJect Named Product on the date that is thirty (30) days after the date of such request, and, subject to the diligence obligations under Section 2.3(c), shall not be available for development and commercialization by AlgoRx in the Licensed Field and PRL shall thereafter have exclusive rights to develop and commercialize such product in the PowderJect Group's Field under the license granted to it in Section 2.2. Further, if a particular Selectable Product, that PRL wishes to designate as a PowderJect Named Product as provided above, is a member of a closely-related class of compounds with similar biological or pharmacological activity, PRL may, at the time PRL makes the written request as above, also submit a request for designation of such whole class of Selectable Products as PowderJect Named Products (but excluding any such Selectable Products that were previously designated as AlgoRx Named Products in accordance with Section 2.3(a)), which request shall specify the particular Selectable Products that are part of such class and subject to such request and the reasons supporting such designation. In such case, AlgoRx may not submit any request under Section 2.3(a) covering any of the Selectable Products that are subject of such request, for a period of 120 days thereafter. Promptly after any such request, the Parties shall meet and shall discuss reasonably and in good faith to arrive at an agreement on the scope of the class of such Selectable Products that shall be deemed to be PowderJect Named Products, with the intention that such group of PowderJect Named Products shall be limited to the class that truly is closely related such that it is economically reasonable that a party would only develop, for use in the Licensed Field, one member of such class as a Licensed Product. Upon such agreement, such agreed class of Selectable Products shall be PowderJect Named Products.

            (c) DILIGENCE. AlgoRx shall exercise commercially reasonable efforts to develop, or to license to a Third Party to develop, each of the AlgoRx Named Products in order to retain such product as an AlgoRx Named Product, and shall expend (or its licensee shall expend) at least **** per **** in research and development to support such efforts per AlgoRx Named Product until Regulatory Approval is achieved; provided that the foregoing shall apply to only one AlgoRx Named Product in a closely-related class of AlgoRx Named Products that are established by agreement of the Parties as provided at the end of Section 2.3(a). PRL shall exercise commercially reasonable efforts to develop, or to license to a Third Party to develop, each of the PowderJect Named Products in order to retain such product as an PowderJect Named Product, and shall expend (or its licensee shall expend) at least **** per **** in research and development to support such efforts per PowderJect Named Product until Regulatory Approval is achieved; provided that the foregoing shall apply to only one PowderJect Named Product in a closely-related class of PowderJect Named Products that are established by agreement of the Parties as provided at the end of Section 2.3(b). Twelve (12) months after designation of an Selectable Product as either an AlgoRx Named Product or a PowderJect Named Product (and once every subsequent twelve-month period), the designating Party shall provide to the other Party an annual summary of its diligence with respect to such product. If, with respect to a particular Named Product, the designating Party (or its Affiliate or sublicensee) has, during the applicable twelve-month period, expended the required amount of development funds, then the designating Party shall be deemed to have satisfied its diligence obligations under this Section 2.4(c) with respect to such Named Product. If the designating Party (or its Affiliate or sublicensee) has not expended the required amount of development funding on, or is not otherwise continuing to use commercially reasonable efforts to develop, a particular Named Product, then such Named Product shall cease to be the designating Party's Named Product, and the non-designating Party shall have the co-exclusive rights to pursue such product and shall also be free to designate such product as its own Named Product under the above terms of this
Section 2.3.

      2.4 PRODUCTS FOR ORAL DELIVERY FIELD.

            (a) ALGORX ORAL PRODUCTS. The Parties agree that all Pain Drugs (in Therapeutic Product form) are deemed to be AlgoRx Oral Products. AlgoRx may request designation of any other Therapeutic Product (which is not at that time a Powderject Oral Product) as an "ALGORX ORAL PRODUCT" by submitting a written request to PRL, identifying the specific moiety and the specific intended application, provided that AlgoRx or its Affiliate (a) has commenced research of such product for use in the Oral Delivery Field, or (b) has a firm plan (including an established budget) for commencing a research and development program to develop such product within six (6) months, or (c) is engaged in active negotiations with a Third Party regarding granting such Third Party a license to such product for use in the Oral Delivery Field. Unless PRL has already designated such product as a Powderject Oral Product in accordance with
Section 2.4(b), such product shall be automatically designated an AlgoRx Named Product on the date that is thirty (30) days after the date of such request, and AlgoRx shall thereafter have exclusive rights to develop and commercialize such product in the Oral Delivery Field under the license granted to it in Section 2.1(c), subject to the diligence obligations under Section 2.4(c). Further, if a particular Therapeutic Product, that AlgoRx wishes to designate as an AlgoRx Oral Product as provided above, is a member of a closely-related class of compounds with similar biological or pharmacological activity, AlgoRx may, at the time AlgoRx makes the written request as above, also submit a request for designation of such whole class of Therapeutic Products as AlgoRx Oral Products (but excluding any such Therapeutic Products that were previously designated as PowderJect Oral Products in accordance with Section 2.4(b)), which request shall specify the particular Therapeutic Products that are part of such class and subject to such request and the reasons supporting such designation. In such case, PRL may not submit any request under Section 2.4(b) covering any of the Therapeutic Products that are subject of such request, for a period of 120 days thereafter. Promptly after any such request, the Parties shall meet and shall discuss reasonably and in good faith to arrive at an agreement on the scope of the class of such Therapeutic Products that shall be deemed to be AlgoRx Oral Products, with the intention that such group of AlgoRx Oral Products shall be limited to the class that truly is closely related such that it is economically reasonable that a party would only develop, for use in the Oral Delivery Field, one member of such class as a Licensed Product. Upon such agreement, such agreed class of Therapeutic Products shall be AlgoRx Oral Products.

            (b) POWDERJECT ORAL PRODUCTS. PRL may request designation of any Therapeutic Product other than Pain Drugs (and which is not at that time an AlgoRx Oral Product) as a "POWDERJECT ORAL PRODUCT" by submitting a written request to AlgoRx, identifying the specific moiety and the specific intended application, provided that PRL or its Affiliate (a) has commenced research of such product for use in the Oral Delivery Field, or (b) has a firm plan (including an established budget) for commencing a research and development program to develop such product within six (6) months, or (c) is engaged in active negotiations with a Third Party regarding granting such Third Party a license to such product for use in the Oral Delivery Field. Unless AlgoRx has already designated such product as an AlgoRx Oral Product in accordance with
Section 2.4(a), such product shall be automatically designated a PowderJect Oral Product on the date that is thirty (30) days after the date of such request, and, subject to the diligence obligations under Section 2.3(c), shall not be available for development and commercialization by AlgoRx in the Oral Delivery Field and PRL shall thereafter have exclusive rights to develop and commercialize such product in the Oral Delivery Field under the license granted to it in Section 2.2. Further, if a particular Therapeutic Product, that PRL wishes to designate as a PowderJect Oral Product as provided above, is a member of a closely-related class of compounds with similar biological or pharmacological activity, PRL may, at the time PRL makes the written request as above, also submit a request for designation of such whole class of Therapeutic Products as PowderJect Oral Products (but excluding, for clarity, any Pain Drug and any such Therapeutic Products that were previously designated as AlgoRx Oral Products in accordance with Section 2.4(a)), which request shall specify the particular Therapeutic Products that are part of such class and subject to such request and the reasons supporting such designation. In such case, AlgoRx may not submit any request under Section 2.4(a) covering any of the Therapeutic Products that are subject of such request, for a period of 120 days thereafter. Promptly after any such request, the Parties shall meet and shall discuss reasonably and in good faith to arrive at an agreement on the scope of the class of such Therapeutic Products that shall be deemed to be PowderJect Oral Products, with the intention that such group of PowderJect Oral Products shall be limited to the class that truly is closely related such that it is economically reasonable that a party would only develop, for use in the Oral Delivery Field, one member of such class as a Licensed Product. Upon such agreement, such agreed class of Therapeutic Products shall be PowderJect Oral Products.

            (c) DILIGENCE. AlgoRx shall exercise commercially reasonable efforts to develop, or to license to a Third Party to develop, each of the AlgoRx Oral Products in order to retain such product as an AlgoRx Oral Product, and shall expend (or its licensee shall expend) at least **** in research and development to support such efforts per AlgoRx Oral Product until Regulatory Approval is achieved; provided that the foregoing shall apply to only one AlgoRx Oral Product in a closely-related class of AlgoRx Oral Products that are established by agreement of the Parties as provided at the end of Section 2.4(a), and shall not apply to any of the AlgoRx Oral Products that are based on Pain Drugs, PRL shall exercise commercially reasonable efforts to develop, or to license to a Third Party to develop, each of the PowderJect Oral Products in order to retain such product as an PowderJect Oral Product, and shall expend (or its licensee shall expend) at least ***** in research and development to support such efforts per PowderJect Oral Product until Regulatory Approval is achieved; provided that the foregoing shall apply to only one PowderJect Oral Product in a closely-related class of PowderJect Oral Products that are established by agreement of the Parties as provided at the end of Section 2.4(b). Twelve (12) months after designation of a particular Therapeutic Product as either an AlgoRx Oral Product or a PowderJect Oral Product (and once every subsequent twelve-month period), the designating Party shall provide to the other Party an annual summary of its diligence with respect to such Oral Delivery Product. If, with respect to a particular Oral Delivery Product for which a particular designating Party has obtained exclusive rights in the Oral Delivery Field as provided in this Section 2.4, such Party (or its Affiliate or sublicensee) has, during the applicable twelve-month period, expended the required amount of development funds, then the designating Party shall be deemed to have satisfied its diligence obligations under this Section 2.4(c) with respect to such Oral Delivery Product. If the designating Party (or its Affiliate or sublicensee) has not expended the required amount of development funding on, or is not otherwise continuing to use commercially reasonable efforts to develop, a particular Oral Delivery Product, men designating Party shall cease to have the exclusive rights to such Oral Delivery Product, and the non-designating Party shall have the co-exclusive rights to pursue such product and shall also be free to designate such product as its own exclusive product in the Oral Delivery Field under the above terms of this Section 2.4.

      2.5 DISCLOSURE OBLIGATIONS. Upon written request, PRL shall, at its expense: (i) provide copies or samples (solely in the case of materials or compositions of matter) to AlgoRx of all tangible Information in the PowderJect Technology that may have utility or applicability in the Licensed Field or the Oral Delivery Field, and (ii) disclose to AlgoRx all intangible Information in the PowderJect Technology that may have utility or applicability in the Licensed Field or the Oral Delivery Field.

            (a) During the term of this Agreement, PRL shall disclose to AlgoRx upon request, no more frequently than twice per calendar year, any and all PowderJect Improvements that may have utility or applicability in the Licensed Field or the Oral Delivery Field.

            (b) During the term of this Agreement, AlgoRx shall disclose to PRL upon request, no more frequently than twice per calendar year, any and all AlgoRx Improvements that may have utility or applicability in the PowderJect Group's Field.

      2.6 GRANT OF RIGHTS. Except as expressly stated herein, neither Party grants to the other Party any rights or license to any intellectual property rights or other rights, whether by implication, estoppel or otherwise.

      2.7 ADDITIONAL ASSURANCE. If at any time after the Effective Date, AlgoRx identifies any patent or pending patent application owned by any company within the PowderJect Group or any of such company's Affiliates that was in its Control on the Effective Date and is directed to particle injection technologies and in the reasonable opinion of AlgoRx is necessary or useful in order to exploit the Licensed Field or the Oral Delivery Field, is not then included in Exhibit A, then the Parties shall in good faith amend Exhibit A to include such patent or patent application.

      2.8 TRANSFER OF INDs. Commencing on the Effective Date, PRL shall diligently proceed to transfer to AlgoRx sponsorship of the INDs for Lidocaine Transdermal, the CTX for Lidocaine Transdermal, and the CTX for Alprostadil, including filing any submissions with the FDA (or equivalent regulatory authority) necessary to accomplish such transfer. Within two (2) weeks after the Effective Date, PRL will forward to AlgoRx complete copies of such INDs and CTXs, all protocols for clinical trials conducted under such INDs and CTXs, and copies of all regulatory correspondence with, and periodic and other reports (including adverse event reports and the underlying data) to, the FDA (or equivalent regulatory authority) in connection with such INDs and CTXs. The Parties shall coordinate their efforts to ensure a smooth transition from the PowderJect Group to AlgoRx of the activities required to be undertaken by AlgoRx as the sponsor of such INDs and CTXs, including, without limitation, adverse event reporting and annual reporting to the FDA (or equivalent regulatory authority).

      2.9 DILIGENCE.

            (a) THERAPEUTIC PRODUCTS GENERALLY. During **** ** *** **** **** ***** of the Agreement, AlgoRx, and/or its Affiliates or licensees shall spend an aggregate of at least **** per **** in research and development on Licensed Products.

            (b) CYTOKINE DRUGS. AlgoRx agrees that, commencing at least by the fourth anniversary of the Effective Date, AlgoRx, and/or its Affiliates or licensees shall spend an aggregate of at least ***** per **** in research and development on at least one Licensed Product based on a Cytokine Drug, during each of the first five (5) years after commencing such efforts as above. If by the end of such period, AlgoRx has not met the foregoing funding obligation, then thereafter the Cytokine Drugs shall be included within the definition of the term Selectable Products.

            (c) REPORTS. AlgoRx shall keep PRL reasonably informed of AlgoRx's and its sublicensees' efforts under Section 2.8(a), and upon PRL's request (no more often than once per year), shall provide PRL with a written report summarizing the status of such efforts.

      2.10 BRANDING AND TRADEMARKS.

            (a) USE OF MARK. During the term of this Agreement, AlgoRx and its sublicensees shall (subject to subsection (d) below and any applicable legal restrictions) brand all Licensed Products with the mark "POWDERJECT", except where, despite the use of reasonable efforts by AlgoRx, such Licensed Products are branded by a Third Party through which AlgoRx is distributing Licensed Products or which AlgoRx sublicenses to manufacture Licensed Products and market such Licensed Products, and such Licensed Products are not branded with any brand names, trademarks or trade names of AlgoRx or any of its Affiliates. AlgoRx shall comply, with respect to all use of the Marks, with such trademark usage guidelines as are provided by PRL in writing, to the extent such guidelines are reasonable. AlgoRx and its Affiliates and sublicensees shall be free to adopt and use, in connection with marketing and sales of Licensed Products, with such other brand names, trademarks and tradenames as they may, in their sole discretion, select, subject to compliance with the foregoing reasonable guidelines to the extent applicable to such use. At no time during or after the term of this Agreement shall AlgoRx: (a) challenge or assist others to challenge the PowderJect Group's ownership of the Marks; or (b) use, adopt or register any trade name, trademark, service name, service mark or other mark identical to or confusingly similar to the Marks. AlgoRx and its sublicensees use of the Marks shall inure to the benefit of PRL. Prior to marketing or distributing a Licensed Product branded with a Mark in a jurisdiction in which such Mark has not been registered, AlgoRx shall notify PRL in writing of such jurisdiction at least ninety (90) days prior to any such marketing or distribution. If PRL believes it is advisable to effect any registration or filing or obtain any governmental approval or sanction for the use by AlgoRx of such Mark, AlgoRx shall reasonably cooperate with PRL, at PRL's expense, in order to do so. Any such registrations or filings shall be in the name of PRL or the other applicable member of the PowderJect Group. All expenses relating to the registration of a Mark in any jurisdiction as well as the making of any such registration or filing or obtaining any governmental approvals shall be borne by PRL. AlgoRx and its sublicensees shall cease using the Marks following any termination or expiration of this Agreement.

            (b) QUALITY STANDARDS. AlgoRx acknowledges that the Licensed Products that are branded with the Mark should be of sufficiently high quality to provide protection of the Mark and the goodwill associated thereto. Accordingly, AlgoRx shall use reasonable efforts to ensure that such Licensed Products (i) shall be manufactured, packaged and stored in compliance with all applicable laws and governmental regulations and applicable good manufacturing practices ("GMP") regulations in effect at the time of shipment thereof, and
(ii) shall be of a quality at least comparable to the quality of the products (if any) that Powderject Group markets with the Mark (collectively, the standards in clauses (i) and (ii) being the "QUALITY STANDARDS"). PRL shall, on AlgoRx's request, supply AlgoRx with samples of such products in final, commercial form, to enable AlgoRx to determine such quality and comply with the foregoing.

            (c) QUALITY MONITORING. From time to time upon PRL's reasonable request, AlgoRx shall furnish to PRL for inspection samples of the Licensed Products that are branded with the Mark in final form, solely for use by PRL to determine compliance with the Quality Standards. In addition, PRL may independently conduct reasonable customer satisfaction surveys, on reasonable prior notice to AlgoRx, to determine whether such Licensed Products meet the Quality Standards.

            (d) NON-COMPLIANCE AND SOLE REMEDY. If PRL reasonably determines that AlgoRx or any sublicensee is materially not complying with the Quality Standards, PRL shall notify AlgoRx in writing, setting forth in reasonable detail a written description of such noncompliance with the Quality Standards and any requested action for curing such noncompliance. If AlgoRx does not correct such noncompliance to PRL's reasonable satisfaction within sixty (60) days following receipt of such notice, or in the event that such cure cannot reasonably be effected within such sixty (60) day period, does not commence diligent efforts to effect such cure within such period and continue thereafter to use diligent efforts until the cure is achieved, then as PRL's sole remedy for such noncompliance or breach of Section 2.10(b) PRL may terminate upon written notice AlgoRx's license to use the Mark as to such Licensed Product under this Agreement.

      2.11 PATENT MARKING. To the extent commercially feasible and consistent with prevailing business practices, each Party shall mark, and shall cause its sublicensees of any tier to mark, all products sold under the licenses granted in this Section 2 that are subject to the patent rights of the other Party licensed under this Section, with an appropriate notice of such applicable patent rights to the extent such marking provides additional legal rights (such as damages remedies) to the applicable Party.

      2.12 CONDITIONAL RIGHT OF FIRST NEGOTIATION. Prior to entering into an agreement with any third party granting such third party the right to distribute a Lidocaine Transdermal product in the Licensed Field in Europe, provided that the Powderject Group has sales and marketing capabilities to access the relevant segment of the market, AlgoRx shall first offer such right to the Powderject Group, and the parties shall negotiate exclusively and in good faith for a period of sixty (60) days regarding such a distribution agreement. If the parties fail to enter into such agreement during such time period, AlgoRx shall thereafter be free to enter into such an agreement with any third party; provided that AlgoRx shall not thereafter enter into such an agreement if the terms thereof are, in AlgoRx's good faith judgment, more favorable to the proposed distributor than those last offered to the Powderject Group, unless it first offers such more favorable terms to the Powderject Group for a period of thirty (30) days.

      2.13 PRL COVENANTS RE TECHNOLOGY. PRL hereby warrants that, to the extent any Powderject Technology is owned or Controlled by any other company in the Powderject Group, or any Affiliate thereof, such company has exclusively licensed its rights in such Powderject

Technology to the extent needed for PRL to grant AlgoRx the license rights granted in this Agreement. PRL further covenants that all companies of the PowderJect Group and their Affiliates shall grant to PRL license rights in any PowderJect Improvements made as needed for PRL to grant AlgoRx the license rights under the PowderJect Improvements granted in this Agreement. PRL further covenants that no company in the PowderJect Group will enter into any agreement after the Effective Date with any Third Party which would permit such third party to file, prosecute or maintain any patents or patent applications in the PowderJect Technology or PowderJect Improvements, or to limit PowderJect's rights to the PowderJect Technology or PowderJect Improvements if PRL (or other member of the PowderJect Group) ceases to continue any such prosecution or maintenance, provided that the foregoing covenant only applies to such patents and patents applications that have claims that cover a product in the Licensed Field or the Oral Delivery Field or its manufacture or use, and shall not apply to any patents and patent applications that solely cover matters outside the Licensed Field and the Oral Delivery Field.

      2.14 ALGORX COVENANTS RE TECHNOLOGY. AlgoRx covenants that all of its Affiliates shall grant to AlgoRx license rights in any AlgoRx Improvements made as needed for AlgoRx to grant PRL the license rights under the AlgoRx Improvements granted in this Agreement. AlgoRx further covenants that it will not enter into any agreement after the Effective Date with any Third Party which would permit such third party to file, prosecute or maintain any patents or patent applications in the AlgoRx Improvements, or to limit AlgoRx's rights to the AlgoRx Improvements if AlgoRx ceases to continue any such prosecution or maintenance, provided that the foregoing covenant only applies to such patents and patents applications that have claims that cover a product in the PowderJect Group's Field or the Oral Delivery Field or its manufacture or use, and shall not apply to any patents and patent applications that solely cover matters outside the PowderJect Group's Field and the Oral Delivery Field.

      2.15 TECHNOLOGY TRANSFER AND SERVICES.

            (a) Promptly after the Effective Date, the Parties shall establish a steering committee to manage transition services and serve as the forum for sharing improvements as described below (the "Steering Committee").

            (b) The Steering Committee shall manage the transition services provided by one Party to the other Party at the other Party's reasonable request ("Transition Services"). The Transition Services shall include, without limitation: (a) sharing of technology platform-related data including microbiological/sterility specifications, provision of historical development data as needed to facilitate filings for Regulatory Approval, transferring design databases, design history file information and other device related data, and PowderJect Lidocaine integrated safety summaries; (b) supply of component parts other than microcylinders for one year after the Effective Date; and (c) cooperation as needed to facilitate filings for Regulatory Approval. The Party requesting the Transition Services shall pay the Party providing the Transition Services at the providing Patty's direct costs.

            (c) In addition, at every Steering Committee meeting, each Party shall disclose to the other Party any AlgoRx Improvement or PowderJect Improvement, as applicable, that has been made by or on behalf of such Party since the last Steering Committee meeting.

            (d) The Steering Committee shall be comprised of an equal number of representatives selected by the respective Parties, not to exceed (3), of each Party. Each representative shall have sufficient decision making authority in their respective organizations to enable productive discussions. The Steering Committee shall meet at least once in person or by means of telephonic conference per calendar quarter, at times agreed to by the Parties. Unless otherwise agreed to by the Parties, meetings of the Steering Committee to be held in person shall alternate between the Fremont, CA or Oxford UK offices of the Parties. Each Party shall have the right to replace and appoint new members to act as their respective representative. Matters to be considered at any meeting of the Steering Committee shall be submitted in writing to all members at least two Business Days prior to such meeting. The Steering Committee shall have responsibility for establishing such additional procedures and guidelines with respect to the conduct of its meeting and other activities as the majority of the members shall approve.

                                    ARTICLE 3

                                  COMPENSATION

      3.1 ROYALTY PAYMENTS ON PRODUCT SALES.

            (a) AlgoRx shall pay PRL, ** * ************ *****, royalties equal to ***** ****** of:

                  (i) the Net Margin on sales of Lidocaine Transdermal products by AlgoRx or its Affiliates, and

                  (ii) the Net Sublicensee Sales Revenues realized by AlgoRx (or its Affiliate) on sales of a Lidocaine Transdermal product by AlgoRx sublicensees.

      Such royalties shall be due only with respect to sales by AlgoRx, its Affiliates, or its sublicensees of Lidocaine Transdermal in countries where the manufacture, importation, sale or use of such Lidocaine Transdermal product is covered by a Valid Claim within the PowderJect Improvements or PowderJect Technology, and shall be payable for the term set forth in Section 3.4.

            (b) AlgoRx shall pay PRL, ** * ************ *****, royalties equal to ***** ****** of:

                  (i) the Net Margin on sales of Licensed Products other than Lidocaine Transdermal products by AlgoRx or its Affiliates, and

                  (ii) the Net Sublicensee Sales Revenues realized by AlgoRx (or its Affiliate) on sales of Licensed Products other than Lidocaine Transdermal products by AlgoRx sublicensees, minus the Cost of Goods with respect to such products.

      For each particular Licensed Product other than Lidocaine Transdermal products, such royalties shall be due only with respect to sales by AlgoRx, its Affiliates, or its sublicensees of such product in countries where the manufacture, importation, sale or use of such product is covered by a Valid Claim within the PowderJect Improvements or PowderJect Technology, and shall be payable for the term set forth in Section 3.4.

      3.2 ROYALTY PAYMENTS ON NET SUBLICENSE CONSIDERATION. AlgoRx shall pay PRL royalties equal to:

            (a) ***** ****** of the Net Sublicense Consideration received by AlgoRx (or its Affiliate) based on sublicensing of Licensed Products that are Lidocaine Transdermal products; and

            (b) ***** ****** of the Net Sublicense Consideration received by AlgoRx (or its Affiliate) based on sublicensing of Licensed Products other than Lidocaine Transdermal products."

      3.3 QUARTERLY PAYMENTS. All royalties under Section 3.1 shall be payable on a **************** basis and shall accrue, for sales by AlgoRx or its Affiliate, at the time of invoice, or if earlier, transfer of title of the applicable Licensed Product. All royalties under Section 3.1 and 3.2 based on amounts received from sublicensees shall accrue at the time the applicable consideration is received by AlgoRx (or its Affiliate). All royalty payments that accrue during a particular calendar quarter shall be paid quarterly within sixty (60) days of the end of the relevant calendar quarter.

      3.4 TERM OF ROYALTIES. AlgoRx's obligation to pay royalties under Section 3.1, as to a particular Licensed Product, shall commence, on a **************** basis, on the Commercial Launch of such product in a particular country where the manufacture, importation, sale or use of such product is covered by a Valid Claim within the PowderJect Technology or PowderJect Improvements, and shall continue until the expiration of the last such Valid Claim within the PowderJect Technology or PowderJect Improvements in such country.

      3.5 ROYALTY PAYMENT REPORTS. All royalty payments made by AlgoRx under this Agreement shall be made to PRL or its designee quarterly within sixty (60) days following the end of each calendar quarter for which royalties accrued. Each royalty payment shall be accompanied by a statement stating the number, description, and aggregate gross invoiced price and the calculation of Cost of Goods, Gross Margin, Marketing Expenses, Net Margin, Net Sublicense Consideration and Net Sublicensee Sales Revenues and Net Sales (as applicable), by country, of each Licensed Product sold during the relevant calendar quarter for which royalties are owed.

      3.6 PAYMENT METHOD. All payments due under this Agreement to PRL shall be made by bank wire transfer in immediately available funds to an account designated by PRL. All payments hereunder shall be made in U.S. Dollars.

      3.7 TAXES. All amounts due hereunder shall be without deduction of exchange, collection or other charges, provided that if AlgoRx is required to withhold and pay on behalf of PRL any income or other similar tax with respect to the royalties or other amounts payable under this Agreement, AlgoRx shall deducted such tax payments from and offset against said payments prior to remittance to PRL; provided, however, that in regard to any tax so deducted, AlgoRx shall give or cause to be given to PRL such assistance as may reasonably be necessary to enable PRL to claim exemption therefrom or credit therefor, and in each case shall furnish PRL proper evidence of the taxes paid on its behalf. The parties shall reasonably cooperate to minimize any taxes on amounts due under this Agreement.

      3.8 PAYMENTS ON CERTAIN POWDERJECT IMPROVEMENTS. If a particular PowderJect Improvement bears a royalty (or similar payment) obligation by PRL to a Third Party for its exercise, then PRL shall disclose to AlgoRx the amount of such payment obligation (as to any such exercise by AlgoRx or its Affiliate), and AlgoRx shall pay PRL the amount of any such payment that PRL must make based on AlgoRx's or its Affiliate's practice of such PowderJect Improvement, in addition to the royalty payments under Section 3.1 or 3.2 above (provided that such payment shall be included in the Cost of Goods for the applicable Product); provided further that for any such PowderJect Improvement that bears such a Third Party obligation, the amount of such obligation shall not distinguish between exercise by PRL or by its licensees.

      3.9 FOREIGN EXCHANGE. Royalties earned shall first be determined in the currency of the country in which they are earned and then converted to its equivalent in United States currency. Such conversion shall be based on the average buying rates of exchange for the currencies involved into the currency of the United States quoted by Citibank (or its successor in interest) in New York, New York at the close of business on each business day of the quarterly period in which the royalties were earned, or another reference standard mutually agreeable to both Parties that is consistently applied.

      3.10 RECORDS; INSPECTION. AlgoRx shall keep complete, true and accurate books of account and records for the purpose of determining the payments to be made under this Agreement. Such books and records shall be kept for at least three years following the end of the calendar quarter to which they pertain. Such records will open for inspection during such three year period by independent accountants who agree to appropriate and typical confidentiality restrictions, solely for the purpose of verifying payment statements hereunder. Such inspections shall be made no more than once each calendar year, at reasonable times and on reasonable notice. Any amounts showed to be owed but unpaid shall be paid within thirty (30) days from the accountant's report, plus interest (as set forth in Section 3.10) from the original date due. Inspections conducted under this Section 3.9 shall be at the expense of PRL, unless a variation or error producing an increase exceeding ** of the royalty amount stated for any period covered by the inspection is established in the course of such inspection, whereupon all costs and expenses relating to such inspection will be paid promptly by AlgoRx.

      3.11 INTEREST. If AlgoRx fails to make any payment to PRL under this Agreement when due, then interest shall accrue on any amount owed on a daily basis at the greater of a rate equal to one and one-half percent (1.5%) per month, or, if lesser, at the maximum rate permitted by applicable law.

                                    ARTICLE 4

                             INTELLECTUAL PROPERTY

      4.1 OWNERSHIP. Subject to the licenses granted under this Agreement, each Party shall own the entire right, title and interest in and to any and all of the inventions and Information made or developed solely by such Party and its employees or agents during the term of this Agreement.

      4.2 PATENT PROSECUTION FOR POWDERJECT TECHNOLOGY.

            (a) PRL shall have the initial right to file, prosecute and maintain any patent applications and patents with claims covering inventions in the PowderJect Technology or PowderJect Improvements. PRL shall use good faith, diligent efforts to file, prosecute, and maintain such patents and patent applications, and shall consider the best interests of both AlgoRx and the PowderJect Group in so doing. In the event that PRL declines to file a new patent application or continue to prosecute or maintain a patent application or patent under its Control and claiming an invention falling under the definition of PowderJect Technology or PowderJect Improvements and having utility within the Licensed Field or the Oral Delivery Field, and the patent application or patent is not subject to any Third Party rights that prevent AlgoRx from undertaking prosecution as provided in the following, PRL shall provide to AlgoRx written notice including sufficient information regarding the decision, the basis for the decision, the date on which the decision will be acted upon, and a request for AlgoRx's approval of the decision. AlgoRx shall have ten (10) working days in which to provide a written response to PRL regarding the decision, after which period PRL shall be free to proceed with its decision. If a suitable written request from AlgoRx is received within the ten day time period, PRL will use all reasonable effort to address and/or incorporate such timely requests into a final decision process, taking into account issues of patentability, commercial merit, cost and any identifiable adverse effect upon the PowderJect Technology and PowderJect Improvements patent estate, wherein PRL's decision to accommodate such requests will not be unreasonably withheld. In the event that PRL elects not to file, maintain or prosecute the relevant patent or patent application, and AlgoRx has specifically requested otherwise as outlined herein, PRL shall so inform AlgoRx of its decision and AlgoRx shall then have the opportunity to present to PRL a written proposal comprising a specific request for PRL to file as a PowderJect Improvement or PowderJect Technology, either as continuation/divisional patent application(s) or a new application containing claims within the Licensed Field or Oral Delivery Field (as applicable). PRL shall reasonably consider AlgoRx's proposal and shall notify AlgoRx within ten (10) working days of receipt of the proposal whether or not it intends to proceed with the requested filing. If PRL declines to proceed with the requested filing, it shall at the sole expense of AlgoRx, take all reasonable steps to preserve the relevant rights and allow AlgoRx to proceed with its own filing of a continuation or divisional patent application(s) or a new application containing claims within the Licensed Field or Oral Delivery Field (as applicable). AlgoRx's right to file such an application shall be subordinate and subject always to the legal rights of Third Parties existing as of the Effective Date, and the costs of filing, prosecution and/or maintenance of such application shall be borne solely by AlgoRx. AlgoRx shall at all times keep PRL informed of the status of the application and submit to PRL for approval any proposed filing and any substantive patent office correspondence prior to submitting the same to the relevant patent office. Substantive patent office correspondence shall include any draft communications, amendments and/or responsive documents that amend or elect certain claimed subject matter, are responsive to issues raised during prosecution of the application on the merits, or contain any arguments, statements, comments or suggestions regarding the patentability of the claims or that touch in any way upon the validity, scope or merits of any patent or patent application falling under the PowderJect Technology or PowderJect Improvement patent estates. PRL shall have the final decision on whether or not to approve the subject proposed filing or patent office correspondence taking into account issues of valid Third Party rights and any identifiable adverse effect upon the PowderJect Technology and PowderJect Improvements patent estates, wherein PRL's approval will not be unreasonably withheld. AlgoRx agrees and accepts that any and all patents obtained under such applications shall be granted in the name of PRL as a PowderJect Technology or PowderJect Improvement patent, and that all royalty and other legal obligations under this Agreement shall apply to the granted patents.

            (b) With respect to prosecution of patent applications by PRL under this Section 4.2, PRL shall provide to AlgoRx copies of all substantive patent office correspondence and copies of the relevant patent application and all other substantive patent prosecution documents relating to PowderJect Technology or PowderJect Improvements for review and comment at least thirty (30) days prior to submitting the same to the relevant patent office, and PRL shall reasonably consider AlgoRx's comments on such patent application and other patent prosecution documents (including proposed claims, arguments, etc.) if such comments are received in writing and in seven (7) days prior to any deadline for submitting the same; provided however, that if PRL reasonably believes, with respect to particular prosecution documents for applications in the PowderJect Technology or PowderJect Improvements, that the foregoing obligations are overly burdensome compared to the value to AlgoRx, then on written request to AlgoRx, AlgoRx (or its patent counsel) shall meet with patent counsel for PRL and they shall discuss in good faith appropriate, reasonable modifications to such obligations to address such concerns, subject always to the rights of Third Parties existing as of the Effective Date. Wherever legally possible, PRL will use reasonable efforts to address and/or incorporate timely comments or suggestions received from AlgoRx into the substantive patent office correspondence taking into account issues of patentability, relevancy, commercial merit, cost and any identifiable adverse effect upon the PowderJect Technology and PowderJect Improvements patent estate, wherein PRL's decision to accommodate such comments or suggestions will not be unreasonably withheld.

            (c) Except as set forth herein, AlgoRx and PRL shall equally share the sum of the cost of obtaining, prosecuting, and maintaining the PowderJect Technology or PowderJect Improvements (the "Patent Expenses"), less any reinbursement of such Patent Expenses received by PRL from Third Parties. AlgoRx shall reimburse PRL for AlgoRx's share of all Patent Expenses within thirty (30) days following receipt by AlgoRx of an invoice covering such Patent Expenses (including copies of invoices for legal fees describing the legal services performed in reasonable detail). In addition, on a quarterly basis, PRL shall provide good-faith estimates of significant future Patent Expenses to AlgoRx. AlgoRx shall have the right, on a patent application by patent application or patent by patent basis, to elect not to share the invoiced Patent Expenses related to a particular patent application or patent. If AlgoRx makes such an election with respect to a particular patent application or patent, PRL shall have the right to exclude such patent application or patent from the scope of the PowderJect Technology or

PowderJect Improvements, as the case may be, and PRL shall have the right and discretion to use, license or otherwise dispose or exploit such waived license rights.

            (d) With respect to those patents and patent applications in the PowderJect Technology or PowderJect Improvements for which a Third Party has a contractual or other right (1) to file, prosecute and maintain such patent applications and patents if PRL declines to file, prosecute and maintain these patent applications and patents and/or (2) to obtain a broader license under such patent applications and patents in the event PRL declines to file, prosecute and maintain these patent applications and patents (the "3rd Party Patents Rights"), PRL agrees to use diligent, good faith efforts to continue to prosecute and maintain such applications and patents to the extent requested by AlgoRx, and shall not cease such efforts without AlgoRx's prior written consent. The parties shall cooperate with each other in good faith in discussing patent prosecution strategies relating to patents and patent applications within the Licensed Field, including, for example, issues of patentability and commercial significance, costs and timing.

      4.3 PATENT PROSECUTION FOR ALGORX IMPROVEMENTS.

            (a) AlgoRx shall have the initial right to file, prosecute and maintain any patent applications and patents with claims covering inventions in the AlgoRx Improvements. AlgoRx shall use good faith, diligent efforts to file, prosecute, and maintain such patents and patent applications, and shall consider the best interests of both AlgoRx and the PowderJect Group in so doing. In the event that AlgoRx declines to file a new patent application or continue to prosecute or maintain a patent application or patent under its Control and claiming an invention falling under the definition of AlgoRx Improvements and having utility within the PowderJect Group's Field or the Oral Delivery Field, and the patent application or patent is not subject to any Third Party rights that prevent PRL from undertaking prosecution as provided in the following, AlgoRx shall provide to PRL written notice including sufficient information regarding the decision, the basis for the decision, the date on which the decision will be acted upon, and a request for PRL's approval of the decision. PRL shall have ten (10) working days in which to provide a written response to AlgoRx regarding the decision, after which period AlgoRx shall be free to proceed with its decision. If a suitable written request from PRL is received within the ten day time period, AlgoRx will use all reasonable effort to address and/or incorporate such timely requests into a final decision process, taking into account issues of patentability, commercial merit, cost and any identifiable adverse effect upon the AlgoRx Improvements patent estate, wherein AlgoRx's decision to accommodate such requests will not be unreasonably withheld. In the event that AlgoRx elects not to file, maintain or prosecute the relevant patent or patent application, and PRL has specifically requested otherwise as outlined herein, AlgoRx shall so inform PRL of its decision and PRL shall then have the opportunity to present to AlgoRx a written proposal comprising a specific request for AlgoRx to file as a AlgoRx Improvement, either as continuation/divisional patent application(s) or a new application containing claims within the PowderJect Group's Field or Oral Delivery Filed (as applicable). AlgoRx shall reasonably consider PRL's proposal and shall notify PRL within ten (10) working days of receipt of the proposal whether or not it intends to proceed with the requested filing. If AlgoRx declines to proceed with the requested filing, it shall at the sole expense of PRL, take all reasonable steps to preserve the relevant rights and allow PRL to proceed with its own filing of a continuation or divisional patent application(s) or a new application containing claims within the PowderJect Group's Field or Oral Delivery Field (as applicable). PRL's right to file such an application shall be subordinate and subject always to the legal rights of Third Parties existing as of the Effective Date, and the costs of filing, prosecution and/or maintenance of such application shall be borne solely by PowderJect. PRL shall at all times keep AlgoRx informed of the status of the application and submit to AlgoRx for approval any proposed filing and any substantive patent office correspondence prior to submitting the same to the relevant patent office. Substantive patent office correspondence shall include any draft communications, amendments and/or responsive documents that amend or elect certain claimed subject matter, are responsive to issues raised during prosecution of the application on the merits, or contain any arguments, statements, comments or suggestions regarding the patentability of the claims or that touch in any way upon the validity, scope or merits of any patent or patent application falling under the AlgoRx Improvement patent estates. AlgoRx shall have the final decision on whether or not to approve the subject proposed filing or patent office correspondence taking into account issues of valid Third Party rights and any identifiable adverse effect upon the AlgoRx Improvements patent estates, wherein AlgoRx's approval will not be unreasonably withheld. PRL agrees and accepts that any and all patents obtained under such applications shall be granted in the name of AlgoRx as an AlgoRx Improvement patent, and that all royalty and other legal obligations under this Agreement shall apply to the granted patents.

            (b) With respect to prosecution of patent applications by AlgoRx under this Section 4.3, AlgoRx shall provide to PRL copies of all substantive patent office correspondence and copies of the relevant patent application and all other substantive patent prosecution documents relating to AlgoRx Improvements for review and comment at least thirty (30) days prior to submitting the same to the relevant patent office, and AlgoRx shall reasonably consider PRL's comments on such patent application and other patent prosecution documents (including proposed claims, arguments, etc.) if such comments are received in writing and in seven (7) days prior to any deadline for submitting the same; provided however, that if AlgoRx reasonably believes, with respect to particular prosecution documents for applications in the AlgoRx Improvements, that the foregoing obligations are overly burdensome compared to the value to PRL, then on written request to PRL, PRL (or its patent counsel) shall meet with patent counsel for AlgoRx and they shall discuss in good faith appropriate, reasonable modifications to such obligations to address such concerns, subject always to the rights of Third Parties existing as of the Effective Date. Wherever legally possible, AlgoRx will use reasonable efforts to address and/or incorporate timely comments or suggestions received from PRL into the substantive patent office correspondence taking into account issues of patentability, relevancy, commercial merit, cost and any identifiable adverse effect upon the AlgoRx Improvements patent estate, wherein AlgoRx's decision to accommodate such comments or suggestions will not be unreasonably withheld.

            (c) Except as set forth herein, ***** *** *** ***** ******* *****
the sum of the cost of obtaining, prosecuting, and maintaining the AlgoRx Improvements (the "Patent Expenses"), less any reimbursement of such Patent Expenses received by AlgoRx from Third Parties. *** ***** ******** ****** ** **** ***** of all Patent Expenses within thirty (30) days following receipt by **** of an invoice covering such Patent Expenses (including copies of invoices for legal fees describing the legal services performed in reasonable detail). In addition, on a quarterly basis, **** shall provide good-faith estimates of significant future Patent Expenses to ****. **** shall have the right, on a patent application by patent application or patent by patent basis, to elect not to share the invoiced Patent Expenses related to a particular patent application or patent. If **** makes such an election with respect to a particular patent application or patent, **** shall have the right to exclude such patent application or patent from the scope of the **** Improvements, as the case may be, and AlgoRx shall have the right and discretion to use, license or otherwise dispose or exploit such waived license rights.

            (d) With respect to those patents and patent applications in the AlgoRx Improvements for which a Third Party has a contractual or other right (1) to file, prosecute and maintain such patent applications and patents if AlgoRx declines to file, prosecute and maintain these patent applications and patents and/or (2) to obtain a broader license under such patent applications and patents in the event AlgoRx declines to file, prosecute and maintain these patent applications and patents (the "3rd Party Patents Rights"), AlgoRx agrees to use diligent, good faith efforts to continue to prosecute and maintain such applications and patents to the extent requested by PRL, and shall not cease such efforts without PRL's prior written consent. The Parties shall cooperate with each other in good faith in discussing patent prosecution strategies relating to patents and patent applications within the Licensed Field, including, for example, issues of patentability and commercial significance, costs and timing.

      4.4 NOTIFICATION OF INFRINGEMENT. If either Party learns of any infringement or threatened infringement by a Third Party of the PowderJect Technology, PowderJect Improvements or AlgoRx Improvements, such Party shall promptly notify the other Party in writing and shall provide such other Party with all evidence of such infringement in its possession or otherwise available to such Party.

      4.5 ENFORCEMENT OF POWDERJECT TECHNOLOGY AND POWDERJECT IMPROVEMENTS. The PowderJect Group shall have the sole right, but not the obligation, to institute, prosecute and control at its own expense and by counsel of its own choice, any action or proceeding with respect to infringement of any PowderJect Technology or PowderJect Improvement by an activity outside the Licensed Field. AlgoRx shall have the initial right, but not the obligation, to institute, prosecute and control at its own expense and by counsel of its own choice, any action or proceeding with respect to infringement of any PowderJect Technology or PowderJect Improvement by an activity in the Licensed Field, but subject to the following. PRL shall have the right to be represented in any action or proceeding brought by AlgoRx by counsel of its own choice and at its own expense, and will further have the right to comment on the prosecution of any such litigation for the purpose of reasonably preserving the rights of both the PowderJect Group and its Third Party licensees under the relevant PowderJect Technology or PowderJect Improvements. With respect to an infringement of any PowderJect Technology or PowderJect Improvement by an activity in the Licensed Field, if PRL has a reasonable concern that the relevant patent in the PowderJect Technology or PowderJect Improvements is unlikely to withstand a defense of invalidity (if asserted by the infringing party or parties), PRL may request a meeting to discuss such concern, and AlgoRx agrees to meet promptly with PRL and discuss such concerns. Each Party shall work with the other in good faith and reasonably to seek to agree on appropriate steps to take to minimize such risks (which may include weighing the risk against the harm caused by the infringement) and other solutions to the problem presented AlgoRx by such infringement. The Party controlling any suit under this Section 4.4 shall bear all costs and expenses of such suit and shall retain all damages or other monies awarded or received in settlement of such suit; provided that any amounts received by AlgoRx shall be deemed to be Net Revenues under this Agreement.

      4.6 ENFORCEMENT OF ALGORX IMPROVEMENTS. AlgoRx shall have the sole right, but not the obligation, to institute, prosecute and control at its own expense and by counsel of its own choice, any action or proceeding with respect to infringement of any AlgoRx Improvement by an activity in the Licensed Field or otherwise outside the PowderJect Group's Field. PRL shall have the initial right, but not the obligation, to institute, prosecute and control at its own expense and by counsel of its own choice, any action or proceeding with respect to infringement of any AlgoRx Improvement by an activity in the PowderJect Group's Field, but subject to the following. AlgoRx shall have the right to be represented in any action or proceeding brought by PRL by counsel of its own choice and at its own expense, and will further have the right to comment on the prosecution of any such litigation for the purpose of reasonably preserving the rights of both AlgoRx and its Third Party licensees under the relevant AlgoRx Improvements. With respect to an infringement of AlgoRx Improvement by an activity in the PowderJect Group's Field, if AlgoRx has a reasonable concern that the relevant patent in the AlgoRx Improvements is unlikely to withstand a defense of invalidity (if asserted by the infringing party or parties), AlgoRx may request a meeting to discuss such concern, and PRL agrees to meet promptly with AlgoRx and discuss such concerns. Each Party shall work with the other in good faith and reasonably to seek to agree on appropriate steps to take to minimize such risks (which may include weighing the risk against the harm caused by the infringement) and other solutions to the problem presented PRL by such infringement. The Party controlling any suit under this Section 4.5 shall bear all costs and expenses of such suit and shall retain all damages or other monies awarded or received in settlement of such suit.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

      5.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party that, as of the Effective Date:

            (a) such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

            (b) such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

            (c) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;

            (d) it has the right to enter into this Agreement, grant the rights granted herein and perform the obligations set forth in this Agreement without the consent of any Third Party;

            (e) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which such Party is a party or by which such Party is bound; and

            (f) all of its employees are obligated to assign to such Party any and all inventions they make during the term of this Agreement.

      5.2 PRL's REPRESENTATIONS, WARRANTIES AND COVENANTS. PRL represents, warrants and covenants to AlgoRx that, as of the Effective Date:

            (a) to its knowledge, Exhibit A includes all issued patents and pending patent applications owned or Controlled by any of the companies within the PowderJect Group or any of the Affiliates of any such company on the Effective Date that are directed to particle injection technologies and are necessary or useful in order for AlgoRx to exploit the Licensed Field;

            (b) it is not aware of any patents or patent applications owned by any of the companies within the PowderJect Group or any of the Affiliates of any such company that are directed to particle injection technologies and are necessary or useful to exploit the Licensed Field, but which are not Controlled by the owner thereof;

            (c) it has the right to grant, as of the Effective Date, the licenses set forth in Section 2.1 with respect to all PowderJect Technology;

            (d) to its knowledge, the PowderJect Technology was conceived, developed and reduced to practice without the misappropriation of any trade secrets of any Third Party;

            (e) to its knowledge and the knowledge of the PowderJect Group, the practice of the PowderJect Technology in the Licensed Field does not necessarily infringe the patent rights of any Third Party of which either is aware, but excluding from the foregoing warranty any patents rights that claim any particular Therapeutic Product;

            (f) to its knowledge, there are no facts or circumstances which would render any patent or patent application in the PowderJect Technology invalid or unenforceable;

            (g) there is no interference action, opposition, reissue or reexamination proceeding, or any intellectual property litigation pending before any patent office or court concerning any PowderJect Technology;

            (h) neither it nor any other member of the PowderJect Group (or Affiliate thereof) has granted any rights in or to the PowderJect Technology or the PowderJect Improvements that would prevent PRL from granting the rights licensed to AlgoRx hereunder;

            (i) it has not granted and will not knowingly grant any rights to any Third Party that would prevent it or its Affiliates from Controlling the PowderJect Improvements;

            (j) to its knowledge, there are no claims which have been made by or threatened by Third Parties that would prohibit or restrict the PowderJect Group from entering into this Agreement; and

            (k) it will not terminate or breach the Oxford Agreements.

      5.3 ALGORX REPRESENTATIONS, WARRANTIES AND COVENANTS. AlgoRx represents, warrants and covenants to the PowderJect Group that:

            (a) AlgoRx has the right to grant the license set forth in Section
2.2 with respect to all intellectual property rights and items of Information Controlled by its Affiliates during the term of this Agreement;

            (b) it has not granted any rights or entered into any agreement with a Third Party that would prevent AlgoRx from granting the rights licensed to the PowderJect Group hereunder;

            (c) it has not granted and will not knowingly grant any rights to any Third Party that would prevent AlgoRx or its Affiliates from Controlling the AlgoRx Improvements; and

            (d) to its knowledge, there are no claims which have been made or threatened by Third Parties that would prohibit or restrict AlgoRx from entering into this Agreement.

                                    ARTICLE 6

                              TERM AND TERMINATION

      6.1 TERM. The Agreement shall commence on the Effective Date and continue, unless earlier terminated as provided herein, until the expiration of the last-to-expire patent within the PowderJect Technology, PowderJect Improvements, or AlgoRx Improvements that is licensed by a Party to the other Party hereunder.

      6.2 TERMINATION.

            (a) If AlgoRx fails during the term of this Agreement to provide the PowderJect Group with AlgoRx Improvements within 180 days of their conception or reduction to practice, the PowderJect Group's obligation under this Agreement to provide AlgoRx with PowderJect Improvements may be suspended or terminated by the PowderJect Group, at the PowderJect Group's sole discretion and by written notice to AlgoRx, provided that AlgoRx has not cured such failure within a period of 60 days after receipt of such written notice.

            (b) If the PowderJect Group fails during the term of this Agreement to provide AlgoRx with PowderJect Improvements within 180 days of their conception or reduction to practice, AlgoRx's obligation under this Agreement to provide the PowderJect Group with AlgoRx Improvements may be suspended or terminated by AlgoRx, at AlgoRx's sole discretion and by written notice to the PowderJect Group, provided that the PowderJect Group has not cured such failure within a period of 60 days after receipt of such written notice.

            (c) FOR MATERIAL BREACH. In addition to any other rights a Party may have at law or equity, upon a material breach of this Agreement by a Party (including without limitation a breach by AlgoRx of its obligations under Section 2.8 or the failure to pay any amount owed hereunder when due), the non-breaching Party shall have the right to provide written notice describing such breach and stating its intention to terminate this Agreement if such breach is not cured, and if the breaching Party does not cure the breach within sixty (60) days of receipt of such notice, provided that such period shall be thirty (30) days in the case of a material breach of payment obligations, then the non-breaching Party will have the right, by written notice provided within ninety (90) days thereafter, to terminate this Agreement and all licenses or sublicenses granted by the non-breaching Party to the breaching Party. Notwithstanding such termination, at the sole option of the non-breaching Party, all license rights granted by the breaching Party to the non-breaching Party shall survive such termination, provided that the non-breaching Party continues to comply with all limitations and obligations (including payment obligations) under this Agreement that relate to the non-breaching Party's exercise of such license rights (except any obligation of disclosure or licensing under Article 2).

            (d) FOR INSOLVENCY-RELATED EVENTS. In the event that either: (i) a Party makes an assignment of all or substantially all its assets for the benefit of creditors; or (ii) a Party ceases to do business in the ordinary course; then the other Party may terminate this Agreement immediately by written notice.

            (e) FOR FAILURE TO RAISE EQUITY FUNDING. If AlgoRx fails to receive at least ******* of aggregate gross proceeds pursuant to a Next Preferred Financing as defined in Section 8.4(d) of the Acquisition Agreement dated March 15, 2002 (the "Acquisition Agreement") either concurrently with or within one
(1) year after the Closing (as defined in the Acquisition Agreement), then PRL may terminate this Agreement by written notice provided to AlgoRx within thirty
(30) days of the expiration of such one (1) year period.

      6.3 EFFECT OF TERMINATION; SURVIVAL.

            (a) In the event of termination or expiration of this Agreement for any reason other than material breach pursuant to Section 6.2, the following provisions of this Agreement shall survive: Article 1 (Definitions), Sections
3.9 (Records; Inspection), 4.1 (Ownership), Article 6 (Term and Termination),
Article 7 (Confidentiality), Article 8 (Indemnification and Limitation of Liability) and Article 9 (Miscellaneous).

            (b) In the event of termination of this Agreement pursuant to
Section 6.2, the provisions of this Agreement referenced in Section 6.3(a) shall survive, provided, however, that any licenses granted under this Agreement in favor of the breaching Party shall terminate. In such case, the non-breaching Party shall continue to hold the licenses granted hereunder, subject to the royalties set forth herein.

            (c) In any event, termination or expiration of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation.

                                    ARTICLE 7

                                 CONFIDENTIALITY

      7.1 CONFIDENTIALITY OBLIGATION. During the term of this Agreement, and for five (5) years thereafter, each Party shall maintain in confidence any and all Information disclosed to it by the other Party pursuant to the activities under this Agreement (collectively, the "Confidential Information"). Each Party further agrees that it shall not use for any purpose other than the purposes expressly contemplated under this Agreement and shall not disclose to any Third Party the Confidential Information of the other Party, except that either Party may disclose Confidential Information under a similar obligation of confidentiality and non-use and on a need-to-know basis to its directors, officers, employees, consultants, or agents.

      7.2 EXCEPTIONS. The obligations of confidentiality and non-use contained in Section 7.1 shall not apply to any Information the extent that it can be established by the Party receiving the Information (the "Receiving Party") that such Information:

            (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

            (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party through no fault attributable to the Receiving Party;

            (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality to a Third Party, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

            (e) was independently discovered or developed by the Receiving Party without the use of Confidential Information belonging to the disclosing Party.

      7.3 AUTHORIZED DISCLOSURE. Notwithstanding the limitations in this Article 7, each Party may disclose Confidential Information belonging to the other Party (or otherwise subject to this Article 7), to the extent such disclosure is reasonably necessary in the following instances, but solely for the limited purpose of such necessity:

            (a) filing or prosecuting patents relating to the PowderJect Technology, PowderJect Improvements, and/or AlgoRx Improvements;

            (b) regulatory and tax filings;

            (c) prosecuting or defending litigation;

            (d) complying with applicable governmental laws or regulations or valid court orders;

            (e) disclosure to Affiliates, licensees, sublicensees, employees, consultants or agents as needed in furtherance of a Party's obligations or rights under this Agreement;

      provided, however, that prior to any disclosure pursuant to subsection (e) above, the disclosee must have agreed in writing to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 7 (but with the duration to be limited to not less than five (5) years from date of disclosure). Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Parry's Confidential Information pursuant to subsections (a), (c) or (d) above, it will give reasonable advance notice to the other Party of such disclosure obligation and will endeavor in good faith to limit the extent of such disclosure and to secure a protective order or other confidential treatment of such information, or to cooperate with the other Party's attempt to obtain such protective order or confidential treatment. Further, the Parties agree to consult with one another on the provisions of this Agreement to be redacted in any filings made by a Party with the United States Securities and Exchange Commission or as otherwise required by law.

      7.4 PRESS RELEASES AND OTHER DISCLOSURES. Except as required by law or in accordance with this Section 7.4, neither Party shall have the right to make any public announcements or other disclosures concerning this Agreement or the terms or performance hereof without the prior written consent of the other, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties agree that (a) each Party may make disclose this Agreement in confidence to its attorneys, accountants and other professional advisors and to existing or potential investors, licensees, acquirers or merger partners, provided that, with respect to the latter group, such Party obtains the written agreement of such recipient to maintain such disclosed information in confidence; and (b) each Party may desire or be required to issue press releases relating to this Agreement or activities thereunder, and the Parties agree to consult with each reasonably and in good faith with respect to the text of such press releases (under this subsection (b)) prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases. All such public disclosures with respect to this Agreement must be accurate and comply with applicable law and regulations. In the event of a required or desired public announcement, such Party shall provide the other Party with a reasonable opportunity to review and comment on the content of such announcement prior to its being made. In the event that either Party files a copy of this Agreement with the Securities and Exchange Commission, such Party shall use reasonable efforts to obtain confidential treatment of economic and trade secret information to the maximum extent permitted.

                                    ARTICLE 8

                   INDEMNIFICATION AND LIMITATION OF LIABILITY

      8.1 INDEMNIFICATION BY POWDERJECT. PRL hereby agrees to indemnify, hold harmless and defend AlgoRx and its directors, agents and employees against any and all expenses, costs of defense (including without limitation attorneys' fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts AlgoRx becomes legally obligated to pay because of any Third Party claim or claims against it to the extent that such claim or claims result from or arise out of (a) PRL's breach of its representations and warranties under this Agreement, or (b) the possession, practice, or use of PowderJect Technology,

PowderJect Improvements or AlgoRx Improvements by the PowderJect Group or the Affiliates of any company within the PowderJect Group, agents, contractors or sublicensees (other than AlgoRx or through AlgoRx), or of the possession, manufacture, use, sale or administration of products by the PowderJect Group or the Affiliates or licensees (other than AlgoRx or through AlgoRx) of any company within the PowderJect Group, or on account of the license granted to the PowderJect Group in Section 2.2; except to the extent that such claim(s) allege AlgoRx's wrongful disclosure of the information of, or breach of an agreement with, a Third Party; provided that (i) AlgoRx provides the PowderJect Group with prompt notice of any such claim and the exclusive ability to defend (with the reasonable cooperation of AlgoRx) or settle any such claim and (ii) such indemnities shall not apply to the extent such claims are covered by AlgoRx's indemnity set forth in Section 8.2 below.

      8.2 INDEMNIFICATION BY ALGORX. AlgoRx hereby agrees to indemnify, hold harmless and defend the PowderJect Group and its directors, agents and employees against any and all expenses, costs of defense (including without limitation attorneys' fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts the PowderJect Group becomes legally obligated to pay because of any Third Party claim or claims against it to the extent that such claim or claims result from or arise out of (a) AlgoRx's breach of its representations and warranties under this Agreement, or (b) the possession, practice or use of PowderJect Technology, PowderJect Improvements, or AlgoRx Improvements by AlgoRx or AlgoRx's Affiliates, agents, contractors or sublicensees, or of the possession, manufacture, use, sale or administration of Therapeutic Products or other products by AlgoRx, its Affiliates or sublicensees other than the PowderJect Group, or on account of the license granted to AlgoRx in Section 2.1, except to the extent that such claim(s) allege the PowderJect Group's wrongful disclosure of the information of, or breach of an agreement with, a Third Party; provided that (i) the PowderJect Group provides AlgoRx with prompt notice of any such claim and the exclusive ability to defend (with the reasonable cooperation of the PowderJect Group) and settle any such claim and
(ii) such indemnities shall not apply to the extent such claims are covered by the PowderJect Group's indemnity set forth in Section 8.1 or Section 8.3.

      8.3 PRL INDEMNITY AS TO CERTAIN LICENSE RIGHTS. PRL hereby agrees to indemnify, hold harmless and defend AlgoRx and its directors, agents and employees against any and all expenses, costs of defense (including without limitation attorneys' fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any and all losses, damages, liabilities and expenses, and including amounts AlgoRx becomes legally obligated to pay because of any Third Party claim or claims against it (collectively, "Losses"), to the extent that such Losses result from or arise out of (a) any inability of PRL, or defect in such ability, to grant to AlgoRx the license rights, as provided in Section 2.1, under any of the patents and patent applications, both foreign and domestic, that were assigned to any of the companies within the PowderJect Group by ****** pursuant to the ****** Agreements (or any continuations, continuations-in-part, divisions, renewals, substitutes, provisionals, converted provisionals, term restorations, extensions, supplementary protection certificates, and foreign equivalents thereof); (b) or any claims by ******* (or any related entity) to the effect that PRL did not have the right to grant to AlgoRx license rights under any of the patents or applications covered in subsection (a) above.

      8.4 INDEMNIFICATION PROCEDURE. A Party seeking indemnification under this Article (the "Indemnified Party") shall give prompt notice of the claim to the other Party (the

"Indemnifying Party") and, provided that the Indemnifying Party is not contesting the indemnity obligation, shall permit the Indemnifying Party to control any litigation relating to such claim and disposition of any such claim, provided that the Indemnifying Party shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of any claim as the settlement or disposition relates to the parties being indemnified under this section, and the Indemnifying Party shall not settle or otherwise resolve any claim without prior notice to the Indemnified Party and the consent of the Indemnified Party, if such settlement involves any remedy other than the payment of money by the Indemnifying Party. The Indemnified Party shall cooperate with the Indemnifying Party in its defense of any claim for which indemnification is sought under this section.

      8.5 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. HOWEVER, NOTHING IN THIS SECTION IS INTENDED TO, OR SHALL, LIMIT OR RESTRICT A PARTY'S OBLIGATION WITH RESPECT TO SUCH DAMAGES AWARDED TO THIRD PARTIES COVERED BY, OR OTHER AMOUNTS COVERED BY, THE INDEMNIFICATION PROVISIONS OF SECTIONS 8.1, 8.2 OR 8.3, OR DAMAGES AVAILABLE FOR BREACH OF ARTICLE 7.

      8.6 DISCLAIMER. Nothing contained in this Agreement shall be construed as a representation or warranty by the PowderJect Group that the PowderJect Technology or the PowderJect Improvements (collectively, the "LICENSED PATENTS") can be or will be used to prevent the importation, sale or use by a Third Party of a product in any country where such product is placed in commerce under circumstances which applicable laws or treaties preclude the use of the Licensed Patents to prevent such importation, sale or use. Nothing contained in this Agreement shall be construed as a representation or warranty by the PowderJect
Group: (a) as to the scope or validity of any Licensed Patent; or (b) that any performance or practice under any Licensed Patent is not an infringement of any patent of others.

      8.7 INSURANCE. Each Party shall obtain and maintain in full force and effect commercial general liability insurance, including product liability and errors and omissions insurance which shall protect the other Party and its directors, agents and employees with respect to events covered by Sections 8.1,
8.2 and 8.3, as applicable. Such insurance (i) shall be issued by an insurer reasonably acceptable to the other Party, (ii) shall list such other Party as an additional named insured thereunder with respect to the applicable matters, and
(iii) shall require thirty (30) days written notice to be given to such other Party prior to any cancellation or material change thereof.

                                    ARTICLE 9

                                  MISCELLANEOUS

      9.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California without reference to its choice of law principles. The state and federal courts located in California shall have exclusive jurisdiction of any such disputes. The Parties submit to the personal jurisdiction of such courts for any such action, agree that such courts provide a convenient forum for any such action, and waive any objections or challenges to venue.

      9.2 DISPUTE RESOLUTION. Any claim or controversy arising out of or relating to this Agreement or any breach hereof shall first be submitted to the Chief Executive Officers of AlgoRx and PowderJect Pharmaceuticals for-resolution by good faith negotiation. If such efforts at resolution shall fail after thirty
(30) days of commencing such discussions, either Party may submit such claim or controversy for resolution by a court of applicable jurisdiction in the State of California. Notwithstanding the foregoing, either party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

      9.3 ENTIRE AGREEMENT. This Agreement, the Agreement and Plan of Merger, the Assignment and Assumption Agreement, and the Supply Agreement between AlgoRx and the PowderJect Group dated March ____, 2002 constitute the entire, final and complete agreement and understanding between the Parties, and replaces and supersedes all prior discussions and agreements between them, with respect to the subject matter hereof. No amendment, modification or waiver of any terms or conditions hereof shall be effective unless made in writing and signed by a duly authorized officer of each Party.

      9.4 PATENTS AND TRADEMARKS. Any dispute, controversy or claim that requires resolution of an issue relating specifically to the scope, validity, enforceability or infringement of any patent rights covering the manufacture, use or sale of any Licensed Product or of any trademark rights related to any such product shall be submitted to a court of competent jurisdiction as provided in Sections 9.1 and 9.2 above, but the law applicable to resolving such specific issue shall be the applicable law of the territory in which such patent or trademark rights were granted or arose, and such issue shall be determined by the applicable court in the appropriate jurisdiction (as provided in such Sections) applying such law.

      9.5 FURTHER ASSURANCES. Each Party agrees to cooperate fully with the other Party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other Party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

      9.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the Parties, their successors and assigns. Neither Party shall be entitled to assign any rights hereunder to any party without the prior written consent of the other Party, except that, a Party may assign this Agreement to its successor in interest pursuant to a merger, acquisition or sale of all or substantially all of its assets.

      9.7 BANKRUPTCY.

            (a) All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by each Party to the other Party are, for all purposes of Section 365(n) of Title 11 of the U.S. Code ("Title 11"), licenses of rights to intellectual property as defined in Title 11. Each Party agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against either Party (the "Bankrupt Party") under Title 11, then, unless and until this Agreement is rejected as provided in Title 11, the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall, at the election of the Bankrupt Party made within 60 days after the commencement of the case (or, if no such election is made, immediately upon the request of the non-Bankrupt Party) either (i) perform all of the obligations provided in this Agreement to be performed by the Bankrupt Party including, where applicable and without limitation, providing to the non-Bankrupt Party portions of such intellectual property (including embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them or (ii) provide to the non-Bankrupt Party all such intellectual property (including all embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them.

            (b) If a Title 11 case is commenced by or against the Bankrupt Party and this Agreement is rejected as provided in Title 11 and the non-Bankrupt Party elects to retain its rights hereunder as provided in Title 11, then the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitations, a Title 11 Trustee) shall provide to the non-Bankrupt Party all such intellectual property (including all embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them immediately upon the non-Bankrupt Party's written request therefor. Whenever the Bankrupt Party or any of its successors or assigns provides to the non-Bankrupt Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 9.6, the non-Bankrupt Party shall have the right to perform the obligations of the Bankrupt Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the non-Bankrupt Party shall release the Bankrupt Party from any such obligation or liability for failing to perform it.

            (c) All rights, powers and remedies of the non-Bankrupt Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against the Bankrupt Party. The non-Bankrupt Party, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, under Title 11) in such event. The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including without limitation for purposes of Title 11, (i) the right of access to any intellectual property (including all embodiments thereof) of the Bankrupt Party or any Third Party with whom the Bankrupt Party contracts to perform an obligation of the Bankrupt Party under this Agreement, and, in the case of the Third Party, which is necessary for the development, registration and manufacture of licensed products and (ii) the right to contract directly with any Third Party described in (i) in this sentence to complete the contracted work. Any intellectual property provided pursuant to the provisions of this
Section 9.6 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of Title 11.

      9.8 FORCE MAJEURE. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including without limitation, an act of God, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of amounts due and owing hereunder shall not be delayed by the payer because of a force majeure affecting the payer.

      9.9 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if delivered by a recognized, international overnight courier, postage prepaid, or personally delivered. Such notice shall be deemed to have been given upon receipt. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

      For PRL:                      PowderJect Research Ltd.,
                                    c/o PowderJect Pharmaceuticals plc
                                    Florey House
                                    Robert Robinson Avenue
                                    The Oxford Science Park
                                    Oxford OX4 4GA
                                    UK
                                    Attention: Company Secretary
                                    Fax: +44 1865 332601

      For AlgoRx:                   AlgoRx Pharmaceuticals, Inc.
                                    101 Interchange Plaza, Suite 102
                                    Cranbury, New Jersey 08512
                                    Attention: President

      With a copy to:               Cooley Godward LLP
                                    Five Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, CA 94306
                                    Attention: Barclay James Kamb, Esq.

      9.10 NO STRICT CONSTRUCTION. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

      9.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

      9.12 SEVERABILITY. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized

      9.13 HEADINGS. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section

      9.14 NO WAIVER. Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

      9.15 POWDERJECT GROUP GUARANTEE. Each of the companies within the PowderJect Group shall be jointly and severally liable for the obligations of PRL under this Agreement. Further, PowderJect Technologies Ltd. hereby guarantees the performance by PRL of all its obligations under this Agreement, and will be responsible for any breaches of such obligations.

      9.16 FURTHER AGREEMENT. Neither Party is obligated by this Agreement to enter into any further agreement of any kind with the other Party.

      9.17 INDEPENDENT CONTRACTORS. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partnership, principal and agent or joint venture between the Parties.

      9.18 WAIVER OF LICENSE. If AlgoRx becomes involved directly or indirectly in any opposition, or assists any Third Party in any opposition to the grant of any patent with one or more claims covering PowderJect Technology or PowderJect Improvements, or if AlgoRx becomes involved directly or indirectly in any dispute, or assists any Third Party in a dispute to the validity or enforceability of any patent with one or more claim covering PowderJect Technology or PowderJect Improvements, and the grant or the validity or enforceability of any claim of any such patent covering the PowderJect Technology or PowderJect Improvements is thereafter allowed or upheld by a court or other legal tribunal or competent patent office from which no appeal is taken, then AlgoRx shall be deemed to have waived any license under this Agreement to the opposed or otherwise disputed patent.

      9.19 COMPLIANCE WITH LAWS. In connection with its exercise of its rights granted under Section 2 of this Agreement, each Party shall comply, and shall cause its sublicensees to comply, with all applicable laws, rules, regulations, orders and other requirements of any governmental authority having jurisdiction.

'
      IN WITNESS WHEREOF, the Parties have executed this Agreement on the Effective Date.

POWDERJECT RESEARCH LTD.                 ALGORX PHARMACEUTICALS, INC.

By: /s/ Steven Harris                    By: /s/ Ronald M Burch
    --------------------------------         ---------------------------------

Name: STEVEN HARRIS                      Name: RONALD M BURCH
                                               ---------------------------------
Title: DIRECTOR                          Title: Chief Executive Officer
                                                --------------------------------
Solely as to the agreement and obligations of PowderJect Technologies Ltd. under
Section 9.15 above:

POWDERJECT TECHNOLOGIES LTD.

By: /s/ Charles Swingland
    --------------------------------

Name: CHARLES SWINGLAND

Title: DIRECTOR

                                    EXHIBIT A

                             POWDERJECT TECHNOLOGY

      COUNTRY            REFERENCE#   TYPE      FILED       SERIAL#         ISSUED       PATENT#           STAT
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
****                          ****    ***         ****         ****            ****       ****              ****
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                                       1.


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                                       2.


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

                                       3.

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                                       5.

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

                                       6.